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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2005

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                  000-30975
        (State of Formation)                     (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
               Omaha, NE                                   68164
(Address of principal executive offices)                 (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 8.01  OTHER EVENTS.

         On September 19, 2005, the Company issued a press release announcing that it had regained compliance with the $1.00 minimum bid price requirement for continued listing on the NASDAQ national Market. A copy of the press release is filed herewith as Item 9.01 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

(99) Press Release, dated September 19, 2005, announcing that the Company had regained compliance with the $1.00 minimum bid price requirement for continued listing on the NASDAQ national Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRANSGENOMIC, INC.


                                                  By   /s/ Mitchell L. Murphy
                                                       -------------------------
                                                       Mitchell L. Murphy
                                                       VP, Secretary & Treasurer

September 19, 2005

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